                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             TASTY BAKING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                              TASTY BAKING COMPANY
                            2801 HUNTING PARK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19129

                                        March 31, 2003

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Tasty Baking Company which will be held at the ACE Center, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania 19444, on Friday, May 2, 2003 at 11:00 a.m. Please note that this is a new location for our Annual Meeting and directions to the ACE Center are provided on the last page of the Proxy Statement.

      At the meeting, shareholders will be asked to elect three Class 2 directors to hold office until the Annual Meeting of Shareholders in 2006, to adopt the Tasty Baking Company 2003 Long Term Incentive Plan, to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 27, 2003, and to transact such other business as may properly come before the meeting. The accompanying Notice of Annual Meeting and Proxy Statement describe in more detail the business to be transacted at the Annual Meeting. Also enclosed is a copy of our 2002 Annual Report.

      Your participation in the Annual Meeting of the Company is important, regardless of the number of shares you own. In order to insure that your shares are represented at the Annual Meeting, whether you plan to attend or not, please complete and return the enclosed proxy card as soon as possible. If you choose to attend the meeting and wish to modify your vote, you may revoke your proxy and vote in person at the meeting.

      The Board of Directors appreciates your time and attention in reviewing the accompanying Proxy Statement. Thank you for your continued interest in Tasty Baking Company. I look forward to seeing you at the meeting.

                                        Sincerely,


                                        Charles P. Pizzi
                                        President and Chief Executive Officer

                              TASTY BAKING COMPANY
                            2801 HUNTING PARK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19129

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON MAY 2, 2003

                                  -------------


TO OUR SHAREHOLDERS:

      The Annual Meeting of Shareholders of Tasty Baking Company (the "Company") will be held at the ACE Center, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania 19444, on Friday, May 2, 2003 at 11:00 a.m., for the following purposes:

            (1) to elect three directors in Class 2 to hold office until the Annual Meeting of Shareholders in 2006, and until their successors are elected and qualified;

            (2) to adopt the Tasty Baking Company 2003 Long Term Incentive Plan;

            (3) to approve the selection of PricewaterhouseCoopers LLP as independent certified public accountants for the fiscal year ending December 27, 2003; and

            (4) to transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

      Only shareholders of record at the close of business on February 11, 2003, will be entitled to vote at the meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Ronald O. Whitford, Jr.
                                        Secretary


March 31, 2003
Philadelphia, Pennsylvania


PLEASE SIGN, MARK, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ADDRESSED REPLY ENVELOPE WHICH IS FURNISHED FOR YOUR CONVENIENCE. THIS ENVELOPE NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                              TASTY BAKING COMPANY
                            2801 HUNTING PARK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19129
                                  215-221-8500

                                  -------------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2003

                                  -------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tasty Baking Company (the "Company") to be used in voting at the Annual Meeting of Shareholders to be held on Friday, May 2, 2003 at 11:00 a.m., at the ACE Center, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania 19444, or at any adjournment or adjournments thereof. This Proxy Statement, the Notice, the Proxy and the Company's 2002 Annual Report, including Consolidated Balance Sheets as of December 28, 2002 and December 29, 2001 and Consolidated Statements of Operations and Retained Earnings, Changes in Capital Accounts and Cash Flows for the fiscal years ended December 28, 2002, December 29, 2001 and December 30, 2000 have been mailed on or after March 31, 2003 to each shareholder of record at the close of business on February 11, 2003.

      Please sign, mark and complete the enclosed Proxy and return it in the addressed reply envelope which is furnished for your convenience. If any matters that are not specifically set forth on the Proxy and in this Proxy Statement properly come before the Annual Meeting, the proxies intend to vote on those matters in accordance with their reasonable business judgment.

      Proxies in the form enclosed, if duly signed, marked, and received in time for voting, will be voted in accordance with the directions of the shareholders. The persons designated as the proxies shall have the discretionary authority to vote cumulatively for the election of directors and to distribute such votes among the nominees standing for election (except as otherwise instructed by a shareholder in the accompanying Proxy) to assure the election of the nominees of the Board of Directors. The giving of a Proxy does not prevent you from voting in person should you so desire. Under Pennsylvania law, a shareholder may revoke a Proxy by giving notice to the Secretary of the Company in writing at the address of the principal executive offices or in open meeting, but the revocation will not affect any vote previously taken.

      The expense of soliciting Proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the Notice, Proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by the use of the mails and through brokers and banking institutions and may also be made by officers and regular employees of the Company. Proxies may be solicited by personal interview, mail, telephone and possibly by facsimile transmission. At the Annual Meeting, in accordance with past practice, shareholders will be requested to approve the minutes of the 2002 Annual Meeting of Shareholders. The approval requested will be for the minutes, and not the underlying actions taken by the shareholders at that meeting.

      In this Proxy Statement, and unless otherwise provided, the term "executive officers" refers to the President and Chief Executive Officer; the Executive Vice President; the Senior Vice President and Chief Financial Officer; the Senior Vice President and Chief Marketing Officer; the Vice President, Human Resources; the Vice President, Manufacturing; and the Vice President, Strategic Planning and Corporate Development.

                                VOTING SECURITIES

GENERAL

      Each holder of record of the Company's Common Stock, par value $0.50 per share, at the close of business on February 11, 2003, is entitled to one vote per share on matters that come before the meeting, except that cumulative voting rights may be exercised with respect to the election of directors. At the close of business on February 11, 2003, there were outstanding 8,099,212 shares of the Company's Common Stock entitled to vote at the Annual Meeting.

      Under the Pennsylvania Business Corporation Law of 1988, as amended, and the Company's By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum to take action at a shareholders' meeting. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on a matter ("Abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote shares with respect to the matter ("Broker Non-Votes"). The affirmative vote of at least a majority of the votes cast at the Annual Meeting of Shareholders by all shareholders entitled to vote thereon is required to adopt any proposal. For voting purposes, only shares voted either for or against the adoption of a proposal or the election of directors, and neither Abstentions nor Broker Non-Votes, will be counted as voting in determining whether a proposal is approved or a director is elected. As a consequence, Abstentions and Broker Non-Votes will have no effect on the adoption of a proposal or the election of a director.

CUMULATIVE VOTING

      A shareholder wishing to exercise cumulative voting rights in the election of directors may multiply the number of shares which he or she is entitled to vote by the total number of directors to be elected (three) to determine the total number of votes he or she may cast. The shareholder may then distribute the total number of votes among one or more nominees in the proportion he or she desires. The proxies shall have the discretionary authority to vote cumulatively and to distribute such votes among the nominees so as to assure the election of the nominees of the Board of Directors, except for nominees as to whom a shareholder withholds authority to vote and except where a shareholder has directed that votes be cast cumulatively by specific instructions to the proxies.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth, as of February 11, 2003, the shares of the Company's Common Stock held by shareholders of the Company who were known by the Company to own beneficially more than 5% of its outstanding Common Stock.


                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
    NAME AND ADDRESS OF        ----------------------------------------------   PERCENT OF
     BENEFICIAL OWNER                 DIRECT          INDIRECT                  SHARES (1)
-------------------------------      --------         --------                  ----------
Wachovia Bank, N. A                        --          602,525(2)                  7.4%
  One Wachovia Center
  Charlotte, NC 28288

Philip J. Baur, Jr                     38,106(5)       479,095(2)(3)(4)            6.4%
  509 Twin Silo Dr.
  Blue Bell, PA 19422

DePrince, Race & Zollo, Inc.               --          484,499                     6.0%
  201 S. Orange Ave., Suite 850
  Orlando, FL 32801


----------

(1) Based on information furnished to the Company by the respective shareholders, or contained in filings made with the Securities and Exchange Commission. For purposes of this table, if a person has or shares voting or investment power with respect to any shares, they are considered beneficially owned by that person under rules of the Securities and Exchange Commission. As a result, in some cases, the same shares are listed opposite more than one name in the table.

(2) A total of 365,542 shares are held in two trusts created under the will of Philip J. Baur, deceased, of which Wachovia Bank, N. A., and Philip J. Baur, Jr. are co-trustees. Philip J. Baur, Jr. shares investment power with the bank and has sole power to vote all of the shares held in the two trusts.

(3) Includes 87,070 shares held in a trust created by Emma M. Baur, deceased. Philip J. Baur, Jr. is a co-trustee and shares voting and investment power with an individual co-trustee.

(4) Includes (i) 13,000 shares owned by the Philippian Foundation, a charitable foundation of which Mr. Baur is trustee and has sole voting and investment power, and (ii) 13,483 shares owned by Mr. Baur's spouse.

(5) Includes presently exercisable options granted by the Board of Directors of 15,375 shares to Mr. Baur.

       BENEFICIAL OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

      The following table sets forth, as of February 11, 2003, the shares of the Company's Common Stock held by directors and nominees, by the named executive officers, and by all directors and executive officers of the Company as a group.

                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
   NAME OF DIRECTOR, NOMINEE   ----------------------------------------------   PERCENT OF
   AND/OR EXECUTIVE OFFICER           DIRECT          INDIRECT                  SHARES (1)
-------------------------------      --------         --------                  ----------
Fred C. Aldridge, Jr                   65,795(8)            --                      *
Philip J. Baur, Jr                     38,106(8)       479,095(2)(3)(4)            6.4%
G. Fred DiBona, Jr                     17,075(8)            --                      *
Ronald J. Kozich                        1,000               --                      *
James E. Ksansnak                          --               --                      *
John M. Pettine                        41,816(7)        35,302(5)                   *
Charles P. Pizzi                       19,000(7)            --                      *
Judith M. von Seldeneck                16,686(8)            --                      *
Joseph H. Bauer                        16,350(7)            --                      *
Gary G. Kyle                           29,848(7)            --                      *
W. Dan Nagle                           10,000(7)            --                      *
Carl S. Watts                         287,967(7)(9)      9,370(6)                  3.7%
All Directors, Nominees and
Executive Officers as a Group
(15 persons) (10)                     603,634(7)(8)    523,776(2)(3)(4)(5)(6)     13.9%

*                 Representing less than 1% of the outstanding stock.


------------

(1) Based on information furnished to the Company by the respective shareholders, or contained in filings made with the Securities and Exchange Commission. For purposes of this table, if a person has or shares voting or investment power with respect to any shares, they are considered beneficially owned by that person under rules of the Securities and Exchange Commission. The table also includes shares which are the subject of presently exercisable stock options granted to certain officers and directors of the Company under stock option plans or grants by the Company. Those shares are deemed outstanding for the purpose of computing the percentage ownership of those officers and directors individually and in the aggregate.

(2) A total of 365,542 shares are held in two trusts created under the will of Philip J. Baur, deceased, of which Wachovia Bank, National Association, and Philip J. Baur, Jr. are co-trustees. Philip J. Baur, Jr. shares investment power with the bank and has sole power to vote all of the shares held in the two trusts.

(3) Includes 87,070 shares held in a trust created by Emma M. Baur, deceased. Philip J. Baur, Jr. is a co-trustee and shares voting and investment power with an individual co-trustee.

(4) Includes (i) 13,000 shares owned by the Philippian Foundation, a charitable foundation of which Mr. Baur is trustee and has sole voting and investment power, and (ii) 13,483 shares owned by Mr. Baur's spouse.

(5)   Represents 35,302 shares owned by Mr. Pettine's spouse.

(6)   Represents 9,370 shares owned by Mr. Watts' spouse.

(7) Includes presently exercisable options of 15,000, 18,000, 13,058, 260,000, 27,500 and 10,000 shares for Messrs. Pizzi, Pettine, Bauer, Watts, Kyle and Nagle, respectively, granted to them under the Company's 1985 Stock Option Plan, 1991 Long Term Incentive Plan, 1994 Long Term Incentive Plan and 1997 Long Term Incentive Plan. Messrs. Kyle and Nagle left the Company on December 28, 2002. Pursuant to the terms of their stock option agreements, they had three months from their separation date to exercise any vested stock options.

(8) Includes (i) presently exercisable replacement options for 20,046 shares granted to Mr. Aldridge under the Company's 1993 Replacement Option Plan (P & J Spin-Off) and (ii) presently exercisable options granted by the Board of Directors of 15,375 shares each to Messrs. Aldridge, Baur and DiBona and Mrs. von Seldeneck.

(9) During fiscal year 2002, Mr. Watts was Chairman, President and Chief Executive Officer until October 7, 2002. Thereafter, he served as Chairman of the Board until December 28, 2002. Mr. Watts entered into a Personal Leave Agreement on December 28, 2002, pursuant to the terms of which he resigned from the Board of Directors and went on personal leave status until April 30, 2004 (see p. 17).

(10) Ms. O'Toole joined the Company after the February 11, 2003 record date so her share holdings have not been included in the table.

                DIRECTORS AND EXECUTIVE OFFICERS - PROPOSAL NO. 1

      At the Annual Meeting, three persons will be elected to the Board of Directors as Class 2 directors to serve for three years until the Annual Meeting in 2006 and their successors are elected and qualified. The Company's Articles of Incorporation and By-Laws, as amended by the Shareholders at the Annual Meeting held on April 24, 1998, provide for three classes of directors with staggered terms of three years each. At present, Class 1 directors will hold office until the Annual Meeting in 2005 and Class 3 directors will hold office until the Annual Meeting in 2004, with the members of each class to hold office until their successors are elected and qualified.

      Listed below are the nominees for the Board of Directors, as well as the remaining directors and executive officers of the Company. Messrs. Kozich and Pizzi are incumbent directors. On January 29, 2003, the Nominating Committee nominated Mr. Ksansnak for election to the Board of Directors. Any Proxy not specifically marked will be voted by the named proxies for the election of the nominees named below, except as otherwise instructed by the shareholders, provided that, as set forth above, the proxies have discretionary authority to cumulate their votes. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the Board of Directors reserves the right to nominate another person.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING
NOMINEES:

   NOMINEES FOR DIRECTORS - CLASS 2 (TERM EXPIRES AT ANNUAL MEETING IN 2006):

      Ronald J. Kozich (age 63) - Mr. Kozich was elected a Director in December, 2000 by the Board of Directors, pursuant to the Company's By-Laws, to fill the unexpired term of James L. Everett, III who retired from the Board in the same month. Mr. Kozich retired as a partner from Ernst & Young LLP on September 30, 1999. Prior to his retirement, he was the managing partner of Ernst & Young LLP, Philadelphia. Mr. Kozich is a member of the Board of Advisors of IPR International, LLC and a Director of the Greater Philadelphia Chamber of Commerce.

      James E. Ksansnak (age 63) - Mr. Ksansnak was nominated for election to the Board of Directors by the Nominating Committee on January 29, 2003. Mr. Ksansnak is a Director of ARAMARK Corporation and was Vice Chairman of ARAMARK from May, 1997 until February, 2001. Prior to May, 1997, he was Executive Vice President and Chief Financial Officer of ARAMARK. He is also a Director of CSS Industries, Inc.

      Charles P. Pizzi (age 52) - Mr. Pizzi was elected President and Chief Executive Officer and a Director of the Company effective October 7, 2002. Prior to joining the Company, Mr. Pizzi served as President and Chief Executive Officer of the Greater Philadelphia Chamber of Commerce from April, 1989 until October, 2002. He serves on the Boards of Directors for Vestaur Securities, Inc. and Independence Blue Cross, the Board of Trustees for Brandywine Realty Trust and the Board of Advisors for The Day & Zimmerman Group, Inc.

      DIRECTORS - CLASS 1 (TERM EXPIRES AT ANNUAL MEETING IN 2005):

      Fred C. Aldridge, Jr. (age 69) - Mr. Aldridge was elected a Director in April, 1981. He retired as a partner from the Philadelphia law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company, on December 31, 1997. Mr. Aldridge continues to practice law and has represented the Company as outside legal counsel. On February 28, 2003, Mr. Aldridge resigned as counsel and no longer provides legal services to the Company. Mr. Aldridge is President of The Grace S. and W. Linton Nelson Foundation, a charitable foundation, and Vice President/Special Counsel to the Trustees/Directors of each of the Funds in the Delaware Investments Family of Funds.

      G. Fred DiBona, Jr. (age 52) - Mr. DiBona was elected a Director in April, 1996. He has been President and Chief Executive Officer and a Director of Independence Blue Cross since 1990. He is also a Director of Exelon Corporation, Eclipsys Corporation, Philadelphia Suburban Corporation and Wackenhut Corrections Corporation, and a past Chairman of the Blue Cross and Blue Shield Association. Independence Blue Cross is the principal provider of health insurance to the Company's employees.

      John M. Pettine (age 60) - Mr. Pettine was elected a Director in April, 1992 and currently is Executive Vice President. He held the position of Executive Vice President and Chief Financial Officer of the Company from December, 1998 until January, 2003. He served as Vice President and Chief Financial Officer commencing April, 1991.

      DIRECTORS - CLASS 3 (TERM EXPIRES AT ANNUAL MEETING IN 2004):

      Philip J. Baur, Jr. (age 72) - Mr. Baur has been a Director of the Company since 1954 and served as Chairman of the Board from April, 1981 to January, 1998. On December 31, 1987, Mr. Baur retired as President of Tastykake, Inc., a position he had held for more than fourteen years.

      Judith M. von Seldeneck (age 62) - Mrs. von Seldeneck was elected a Director in July, 1991. She is the Chief Executive Officer of Diversified Search Companies, a general executive search firm and subsidiary of MPS Group, Inc. Mrs. von Seldeneck is also a Director of Citizens Bank of Pennsylvania, Teleflex Incorporated, Caron Foundation, and is Chair of the Executive Committee of the Greater Philadelphia Chamber of Commerce and Chair of Hyde School.

      DIRECTOR ATTENDANCE AND COMPENSATION

      During the fiscal year ended December 28, 2002, eleven meetings of the Board of Directors were held. In addition, an aggregate of seventeen meetings of the committees of the Board of Directors were held in that period. Attendance at the Board of Directors meetings and committee meetings averaged 97% among all directors during 2002. Each director attended 90% or more of the aggregate number of meetings of the Board of Directors and committees on which he or she served.

      During the Company's last fiscal year, the Company paid Mr. Aldridge $75,000 in consideration for legal services rendered to the Company.

      During fiscal year 2002 the Company paid an annual retainer fee of $15,000 to non-officer directors and an additional annual retainer fee of $1,000 for each committee on which a non-officer director served as chairman. Non-officer directors were paid a fee of $1,000 for each meeting of the Board of Directors or committee of the Board of Directors attended. Non-officer directors who have ceased to be directors and who have reached age 65 with five or more years of service on the Board of Directors are entitled to receive an annual retirement benefit equal to the amount of the annual retainer fee in effect on the date the director ceases to be a director (but not less than $16,000 for directors serving on June 30, 1993). This benefit will be paid monthly to the retired director until the earlier of the death of the retired director or for the number of years of credited service of such director as a member of the Board of Directors of the Company.

      The Company has entered into a Trust Agreement with Wachovia Bank, N. A. for the benefit of directors. Under this Trust Agreement the Company is obligated to deposit sufficient funds with the Trustee to enable it to purchase annuity contracts to fund the directors' retirement benefits in the event of a change in control of the Company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company has a standing Audit Committee. The Committee is charged with the responsibility of overseeing the Company's financial reporting process; hiring and setting the compensation of the Company's independent certified public accountants; pre-approving all audit and non-audit engagements of the Company's independent certified public accountants; reviewing reports from the Company's independent certified public accountants and the Company's financial statements; monitoring and informing the Board of the Company's accounting policies and internal controls; reviewing the scope of the audit; and monitoring the quality and objectivity of the Company's financial statements and the independence of the Company's independent certified public accountants. Ronald J. Kozich is Chairman of the Audit Committee and Fred C. Aldridge, Jr. and Philip J. Baur, Jr. are members of the Committee. During the fiscal year ended December 28, 2002, G. Fred DiBona, Jr. was also a member of the Committee and there were two meetings of the Audit Committee. In addition, during 2002, Mr. Kozich as Chairman met four times with management and the Company's independent certified public accountants to review the Company's earnings releases prior to their release.

      The Board of Directors has a standing Compensation Committee, the function of which is to review and make recommendations with respect to compensation of the President and Chief Executive Officer and the other key executive officers of the Company, including salary, bonus and benefits under the various compensation plans maintained by the Company. Judith M. von Seldeneck is Chairperson of the Compensation Committee and G. Fred DiBona, Jr. and Ronald J. Kozich are members of the Committee. During the fiscal year ended December 28, 2002, there were five meetings of the Compensation Committee. The Committee met on November 4 and 21, 2002 to review and make recommendations for bonuses under the Management Incentive Plan for 2002 and salary adjustments for 2003.

      The Board of Directors has a standing Long Term Incentive Plan Committee. The Long Term Incentive Plan Committee administers the Company's 1991 Long Term Incentive Plan, 1994 Long Term Incentive Plan, 1997 Long Term Incentive Plan and Restricted Stock Incentive Plan ("Plans") and may grant awards of stock or stock options to certain executives under the Plans. Judith M. von Seldeneck is the Chairperson of the Long Term Incentive Plan Committee and G. Fred DiBona, Jr. is a member of the Committee. During the fiscal year ended December 28, 2002, there was one meeting of the Long Term Incentive Plan Committee. The Committee met on December 20, 2002 to award stock options under the Plans.

      The Board of Directors has a standing Executive Committee. The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management and conduct of the business of the Company, subject to subsequent ratification and approval of the Board of Directors. The Executive Committee also periodically reviews the Company's employee benefit retirement plans and reports and makes recommendations to the Board of Directors on the administration and performance of these plans. Fred C. Aldridge, Jr. is the Chairman of the Executive Committee and Philip J. Baur, Jr., Charles P. Pizzi and Judith M. von Seldeneck are members of the Committee. During the fiscal year ended December 28, 2002, there were two meetings of the Executive Committee.

      The Board of Directors has a standing Nominating Committee charged with the responsibility of making recommendations annually to the Board of Directors with respect to those persons for whose election as directors by the shareholders proxies shall be solicited by the Board and the filling of any vacancy among the shareholder-elected directors. The Nominating Committee will consider shareholder recommendations of nominees for election to the Board of Directors if the recommendations are accompanied by comprehensive written information relating to the recommended individual's business experience and background and by a consent executed by the recommended individual stating that he or she desires to be considered as a nominee and, if elected, that he or she will serve as a director. Recommendations should be sent to the Secretary of the Company by December 2, 2003 for nominations to be considered at the 2004 Annual Meeting. Carl S. Watts, who resigned from the Committee and the Board on December 28, 2002, was Chairman of the Nominating Committee until that time. Fred C. Aldridge, Jr. and Philip J. Baur, Jr. were and continue to serve as members of the Committee. During the fiscal year ended December 28, 2002, there were two meetings of the Committee. The Committee met on January 27, 2003, to consider and recommend the candidates to be nominated for election at the 2003 Annual Meeting.

      EXECUTIVE OFFICERS (NOT ALSO DIRECTORS):

      Joseph H. Bauer (age 56) - Mr. Bauer was elected Vice President, Manufacturing, in June, 2002. He was previously Senior Director, Manufacturing, from January, 2001 until May, 2002, and Director, Research and
Development/Quality Assurance, from July, 1992 until December, 2000.

      David P. Kavanaugh (age 38) - Mr. Kavanaugh was elected Vice President, Strategic Planning and Corporate Development, on November 21, 2002. Prior to joining the Company, Mr. Kavanaugh was a Director in the transaction services practice of PricewaterhouseCoopers LLP from March, 1998 until November, 2002. He was a Manager in the business consulting practice of Arthur Andersen LLP from September, 1992 until February, 1998.

      David S. Marberger (age 38) - Mr. Marberger was elected Senior Vice President and Chief Financial Officer, on February 5, 2003. Prior to joining the Company, Mr. Marberger was employed by Campbell Soup Company as Vice President, Finance, Food and Beverage Division, from September, 2001 until February, 2003; Vice President,

Finance, Away from Home Division, from August, 2000 until September, 2001; Finance Director, U.S. Soup Division, from August, 1999 until August, 2000; Worldwide Audit Director from April, 1998 until August, 1999; and Manager Financial Planning and Analysis, Corporate Development from April, 1997 until April, 1998.

      Vincent A. Melchiorre (age 42) - Mr. Melchiorre was elected Senior Vice President and Chief Marketing Officer on January 21, 2002. Prior to joining the Company, Mr. Melchiorre was employed by Campbell Soup Company as Vice President, Biscuit Marketing for Pepperidge Farm from May, 2000 until January, 2003 and Business Director, Red and White Soup, from 1997 until May, 2000.

      Nancy K. O'Toole (age 48) - Ms. O'Toole was elected Vice President, Human Resources, on March 3, 2003. Prior to joining the Company, Ms. O'Toole was Director, Human Resources, for Stroehmann Bakeries, L.C. from May, 1996 until February, 2003.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table discloses compensation received by the Company's Chief Executive Officers during 2002 and the four other most highly paid executive officers for the three fiscal years ended December 28, 2002, December 29, 2001 and December 30, 2000.

                         SUMMARY COMPENSATION TABLE (1)

                                                                        ANNUAL                  LONG-TERM
                                                                     COMPENSATION             COMPENSATION (2)
                                                              ---------------------------   --------------------
                                                                                             STOCK       LTIP         ALL OTHER
 NAME AND PRINCIPAL POSITION                                  YEAR    SALARY      BONUS     OPTIONS   PAYOUT (3)   COMPENSATION (4)
 ---------------------------                                  ----   --------   ---------   -------   ----------   ----------------

C. P. Pizzi (5)                                               2002   $ 92,316   $  70,350    75,000           --      $  1,084
  President & CEO                                             2001         --          --        --           --            --
                                                              2000         --          --        --           --

J. M. Pettine                                                 2002    223,000          --        --           --           679
  Executive Vice President                                    2001    214,000      72,000        --     $ 74,917           674
                                                              2000    204,000     120,000        --       28,787           524

J. H. Bauer                                                   2002    160,377          --        --           --           675
  Vice President, Manufacturing                               2001    148,000      26,000        --       13,852           674
                                                              2000    132,400      42,000        --       36,057           524

C. S. Watts (6)                                               2002    700,000          --        --           --         2,734
  Former Chairman,  President & CEO                           2001    400,000     180,000        --      180,281         3,932
                                                              2000    371,000     300,000        --       69,258         4,078

W. D. Nagle (7)                                               2002    181,000          --        --           --         2,846
  Former Vice President, Route &  Food Service Operations     2001    176,000      42,000        --       58,764         2,750
                                                              2000    168,000      75,000        --       22,569         2,507

G. G. Kyle (8)                                                2002    173,000          --        --           --           675
  Former Vice President,  Marketing & National Sales          2001    163,000      45,000        --       58,764           674
                                                              2000    145,300      70,000        --       22,569           524

---------
(1) This table does not include columns for Other Annual Compensation and Restricted Stock Awards. The Company shall report any restricted stock awards that are earned under the Restricted Stock Incentive Plan as LTIP payouts if and when they are earned by the executive officers (see note
      2). The amount of Other Annual Compensation paid to the named executive officers was in each case for perquisites which are not reportable since they did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for each named executive officer.

(2) The Long-Term Incentive Plan Committee did not award any stock options during fiscal years 2000 and 2001. In December, 2000 the Board of Directors approved the Restricted Stock Incentive Plan which was approved by shareholders at the 2001 Annual Meeting. On December 31, 2000 restricted stock awards were made to certain executive officers which will be earned if the Company's cumulative earnings per share for fiscal years 2001 through 2003 (the "Measurement Period") increase by a compound annualized rate of 10% per year over reported earnings for fiscal year 2000. In the event the actual compound annualized rate of increase in the Company's cumulative earnings per share for the Measurement Period is between 6% and 12%, the number of shares earned will be adjusted on a roughly pro rata basis between 50% and 125% of the shares awarded. In the event that the compound annualized rate for the Measurement Period is less than 6%, the restricted stock awards will be forfeited. Messrs. Pettine and Bauer were awarded 10,000 and 3,000 shares, respectively, on December 31, 2000 under the Restricted Stock Incentive Plan. Messrs. Watts, Nagle and Kyle were awarded 50,000, 6,000 and 6,000 shares, respectively, on December 31, 2000, all of which were forfeited on December 28, 2002. Since the restricted stock awards are subject to performance-based conditions on vesting, these shares have not been included in the table. Since earnings per share have declined significantly in both 2001 and 2002, no provision has been made on the Company's books with respect to these awards and it is anticipated that none of the awarded shares will be earned.

(3) On December 17, 1999 the Board of Directors conditionally granted shares of Company Common Stock to executive officers and managers to be distributed in one-third installments in the event that the Company's stock price achieved the target prices of $12, $14 and $16 for five consecutive trading days (the "Targets") prior to December 17, 2002 (the "1999 Conditional Stock Grant"). On May 19, 2000 the Company's stock price equaled or exceeded the $12 Target and the first third of the shares granted was earned by the executive officers and managers. Messrs. Pettine, Bauer, Watts, Nagle and Kyle were awarded 2,338, 1,125, 5,625, 1,833 and 1,833 shares, respectively, which were valued at the closing price for the Company's Common Stock on May 19, 2000 ($12.3125). On January 24, 2001 the Company's stock price equaled or exceeded the $14 Target and the second third of the shares granted was earned by the executive officers and managers. Messrs. Pettine, Bauer, Watts, Nagle and Kyle were awarded 2,338, 1,125, 5,625, 1,833 and 1,833 shares, respectively, which were valued at the closing price for the Company's Common Stock on January 24, 2001 ($15.75). On February 23, 2001 the Company's stock price equaled or exceeded the $16 Target and the final third of the shares granted was earned by the executive officers and managers. Messrs. Pettine, Bauer, Watts, Nagle and Kyle were awarded 2,337, 1,125, 5,625, 1,834 and 1,834 shares, respectively, which were valued at the closing price for the Company's Common Stock on February 23, 2001 ($16.30).

(4) Includes contributions made for all executive officers under the Company's Thrift Plan and term life insurance premiums paid on behalf of each executive. In 2002, Messrs. Pettine, Bauer, Watts, Nagle and Kyle each received contributions of $600 under the Company's Thrift Plan. In addition, Messrs. Pizzi, Pettine, Bauer, Watts, Nagle and Kyle each received imputed values of $1,084, $79, $75, $2,134, $2,246 and $75, respectively, for term life insurance premiums.

(5) Mr. Pizzi joined the Company as President and Chief Executive Officer on October 7, 2002. As an inducement to join the Company, Mr. Pizzi was granted 4,000 shares of the Company's Common Stock which was valued at the closing price on October 7, 2003 ($11.30). In addition, the Company reimbursed Mr. Pizzi on a full "gross-up" basis for the income tax cost of the stock award (see p. 20). The amount appearing in the "Bonus" column for Mr. Pizzi represents the value of this stock award and the tax "gross up."

(6) During fiscal year 2002, Mr. Watts was Chairman, President and Chief Executive Officer until October 7, 2002. Thereafter, he served as Chairman of the Board until December 28, 2002. Mr. Watts entered into a Personal Leave Agreement on December 28, 2002, pursuant to the terms of which he resigned from the Board of Directors and went on personal leave status until April 30, 2004 (see pp. 17 and 20).

(7) Mr. Nagle was Vice President, Route and Food Service Operations, during fiscal year 2002. His employment with the Company ended on December 28, 2002 (see p. 18).

(8) Mr. Kyle was Vice President, National Sales and Marketing, during fiscal year 2002. His employment with the Company ended on December 28, 2002 (see p. 18).

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following table sets forth the options to purchase shares of the Company's Common Stock that were granted to the named executive officers during the fiscal year ended December 28, 2002.

                                      INDIVIDUAL GRANTS
                         -----------------------------------------------
                         NUMBER           % OF TOTAL
                         OF SECURITIES    OPTIONS/SARS
                         UNDERLYING       GRANTED TO       EXERCISE OR
                         OPTIONS/SARS     EMPLOYEES IN     BASE PRICE        EXPIRATION     PRESENT VALUE ON
       NAME              GRANTED          FISCAL YEAR      ($ PER SHARE)     DATE           GRANT DATE (2)
--------------------     -------------    ------------     -------------     ----------     ----------------
C. P. Pizzi (1)                 25,000            29.4%         $  11.30        10/7/12              $55,907
                                50,000            69.4%             8.60       12/20/12               85,000

------------
(1) As an inducement to join the Company, the Long Term Incentive Plan Committee awarded Mr. Pizzi options to purchase 25,000 shares of Common Stock on October 7, 2002 with an exercise price equal to the closing price of the Company Common Stock on the date of grant ($11.30). On December 20, 2002, the Long Term Incentive Plan Committee awarded Mr. Pizzi options to purchase an additional 50,000 shares of Common Stock with an exercise price equal to the closing price of the Company Common Stock on the date of grant ($8.60). No other named executive officer received option grants in fiscal 2002.

(2) These values were calculated using the Black-Scholes option-pricing model based on the following assumptions: dividend yield of 3.51%, expected volatility of 28.28%, expected life of five years and risk-free interest rate of 2.84%.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on option exercises in fiscal year 2002 by the named executive officers and the value of such officers' unexercised options on December 28, 2002.


                                              NUMBER OF UNEXERCISED OPTIONS AT        VALUE OF UNEXERCISED IN-THE-MONEY
                     NUMBER                         FISCAL YEAR-END                     OPTIONS AT FISCAL YEAR-END (1)
                    OF OPTIONS    VALUE     -------------------------------------   -------------------------------------
   EXECUTIVE        EXERCISED    REALIZED    TOTAL    EXERCISABLE   UNEXERCISABLE    TOTAL    EXERCISABLE   UNEXERCISABLE
----------------    ----------   --------   -------   -----------   -------------   -------   -----------   -------------
C. P. Pizzi                 --         --    75,000        15,000          60,000   $30,000       $ 6,000         $24,000
J. M. Pettine               --         --    21,000        18,000           3,000        --            --              --
J. H. Bauer                 --         --    13,958        13,058             900        --            --              --
G. G. Kyle                  --         --    29,500        27,500           2,000        --            --              --
W. D. Nagle              2,000    $ 7,560    12,000        10,000           2,000        --            --              --
C. S. Watts                 --         --   270,000       260,000          10,000        --            --              --

------------
(1) These columns represent the difference on December 28, 2002 between the market price of the Company's stock ($9.20) and the option exercise price. Stock options with an exercise price greater than the market price had no value at the end of fiscal year 2002.

                                  PENSION PLAN

      The following table shows the approximate annual retirement benefits which will be payable under the Company's Pension Plan and Supplemental Executive Retirement Plan at the normal retirement age of 65 (assuming continuation of the plans) for the specified years of service and levels of average remuneration. The amounts listed in this table do not include Social Security benefits to which executive officers may be entitled.


       FINAL AVERAGE           YEARS OF SERVICE
       REMUNERATION            15 OR MORE YEARS
       ------------            ----------------
         $125,000                  $ 40,000
          150,000                    51,000
          175,000                    62,500
          200,000                    73,500
          225,000                    85,000
          250,000                    96,000
          300,000                   118,500
          350,000                   141,000

      The Company has a defined benefit, non-contributory pension plan which covers substantially all employees, including the executive officers named above. Annual amounts which are contributed to the plan and charged to expense during the year are computed on an aggregate actuarial basis and cannot be individually allocated. The remuneration covered by the plan includes salaries and bonuses paid to plan participants as reflected in the Summary Compensation Table (see p. 11). Benefits under the plan are calculated as a percentage of the average 60 highest consecutive calendar months compensation paid by the Company during the last 120 calendar months of employment, which percentage depends on the employee's total number of years of service. Benefits under the pension plan are coordinated with Social Security and are presently restricted under federal tax law to a maximum of $160,000 per year. Messrs. Pettine, Bauer, Watts, Nagle and Kyle have approximately 30-1/4, 27, 35-3/4, 18-3/4 and 16-1/4 years, respectively, of credited service under the plan.

      The Supplemental Executive Retirement Plan ("SERP") was adopted by the Board of Directors effective February 18, 1983 in order to encourage key executives to continue in the service of the Company. The SERP is designed to provide to certain key executives upon their retirement a monthly supplemental retirement benefit equal to the difference between (i) 45% of the average 60 highest consecutive calendar months compensation paid by the Company during the 120 calendar months immediately preceding the executive's separation from service and (ii) the sum of the executive's primary monthly Social Security Benefits, monthly payments which the executive would be eligible to receive under the Tasty Baking Company Pension Plan on a single life annuity basis, and any other monthly retirement benefits for which the executive is eligible. The SERP was amended by the Board of Directors on May 15, 1987 to provide for benefits to the surviving spouse of a deceased key executive in the same percentage or proportion, if any, as the surviving spouse would be entitled to receive under the Tasty Baking Company Pension Plan.

      The Company has entered into a Trust Agreement with Wachovia Bank, N. A. for the benefit of the participants in the SERP. Under this Trust Agreement the Company is obligated to deposit sufficient funds with the trustee to enable it to purchase annuity contracts to fund the SERP in the event of a change in control of the Company.

      The retirement benefits which the Company is obligated to pay to Mr. Pizzi are defined in his Employment Agreement and a separate Supplemental Executive Retirement Plan Agreement dated as of October 7, 2002. The monthly retirement benefit which Mr. Pizzi will be entitled to receive, calculated on a single life annuity basis, is equal to the greater of (a) $1,308.30 multiplied by his years of service for the Company (up to a maximum of 10 years) or (b) 1.92% of his final average compensation multiplied by his years of service with the Company (up to a maximum of 10 years). In each case, the Company's obligation will be offset by any accrued benefits paid under the Company's pension plan. There is no offset for social security benefits.

      Under Mr. Pizzi's SERP Agreement, he is fully vested in his benefits after one year of service. Normal retirement age for Mr. Pizzi under his SERP Agreement is age 62. Assuming Mr. Pizzi works until age 62 and retires at that time, the Company will be obligated to pay not less than $157,000 of retirement benefits annually to Mr. Pizzi (single life annuity). The amount may be higher depending on his final average compensation with the Company, but in no event will it be less than $157,000. If Mr. Pizzi were to retire, become disabled or die prior to age 62 (assuming one year of service), he or his surviving spouse would be entitled to receive the benefits under the SERP Agreement commencing on the latter of the date that Mr. Pizzi would have attained age 57, or the date of his actual death, retirement or disability. Such benefits will be reduced by a factor of 0.41666% for each month that the benefit commencement date precedes the date that Mr. Pizzi would have attained age 62. Mr. Pizzi's income for calculating his retirement benefits is $400,000 per year. Mr. Pizzi has no years of credited service for purposes of his retirement benefits.

EMPLOYMENT AND TERMINATION ARRANGEMENTS FOR EXECUTIVES

      Mr. Pizzi. On August 14, 2002, the Company and Charles P. Pizzi entered into an Employment Agreement under the terms of which Mr. Pizzi was hired to serve as Chief Executive Officer and President for a period of two years commencing October 7, 2002. His Agreement will be automatically renewed for additional one year periods if not terminated by either Mr. Pizzi or the Company on at least 90 days notice prior to the end of the then current term. The Agreement provides that Mr. Pizzi will receive a base salary of not less than $400,000 per year, that he will be entitled to participate in the Management Incentive Plan providing cash bonuses to executive officers, and that he will receive 4,000 shares of Common Stock which became fully vested upon commencement of his employment and options to purchase 25,000 shares of Common Stock in accordance with the provisions of the Company's Long Term Incentive Plans. The Company will also pay the premiums on a term life insurance policy for the benefit of Mr. Pizzi's heirs in the amount of $1,000,000. Other perquisites and benefits are provided to Mr. Pizzi commensurate with his position as President and Chief Executive Officer.

      In order to encourage Mr. Pizzi to leave his prior position and join the Company, the Company agreed to provide to Mr. Pizzi retirement benefits equivalent to not less than the retirement benefits that he would have received from his prior employer had he worked until age 62. Assuming Mr. Pizzi were to retire from the Company at age 62, the Company will be obligated to make retirement payments to Mr. Pizzi from its defined benefit pension plan and under a supplemental agreement in the aggregate of not less than $157,000 per annum. The amounts payable could be higher depending on Mr. Pizzi's actual compensation during his tenure with the Company.

      In the event that Mr. Pizzi's employment is terminated under any of the circumstances described below, he will be entitled to receive certain continuing compensation benefits from the Company: (i) termination by the Company without cause, (ii) if the Company elects not to renew Mr. Pizzi's employment agreement,
(iii) if Mr. Pizzi terminates employment for "good reason," or (iv) if Mr. Pizzi terminates employment after a change of control. The compensation benefits which Mr. Pizzi will be entitled to receive include: (a) two times his annual base salary payable over twenty-four months, (b) one-half of his average historical annual cash bonus payable each year during the two years following termination, and (c) acceleration of the vesting of all outstanding stock options. Mr. Pizzi will be entitled to receive these benefits without any obligation to mitigate damages by seeking other employment; however, payment of such benefits is conditioned upon Mr. Pizzi's signing a general release in favor of the Company. Mr. Pizzi will have the right to receive these benefits in the event of a change of control of the Company if he elects to leave the employment of the Company during the period beginning six months after the change of control and ending 18 months after the change of control. The Company will not be obligated to make payments to Mr. Pizzi to the extent that the aggregate amount of benefits payable upon a change of control exceed the parachute payment limitations under the Internal Revenue Code.

      For purposes of the Agreement, "good reason" means any material change in the authority, duties and responsibilities of Mr. Pizzi which is inconsistent with those of President and Chief Executive Officer of the Company, relocation of his principal place of employment to a place (other than the Company's Oxford facility) outside of a radius of 30 miles from the Company's Hunting Park Avenue facility, or the Company's continued failure to perform its duties under the Agreement after applicable notice and cure periods have expired.

      Mr. Pettine. The Company and Mr. Pettine entered into an Amended and Restated Employment Agreement effective as of December 28, 2002. Under this Agreement, Mr. Pettine will be employed as Executive Vice President of the Company through December 31, 2004, at which time he will retire. The Agreement specifies that Mr. Pettine will be entitled to receive a base annual salary of not less than $223,000, participate in the Management Incentive Plan, and receive all other benefits and perquisites of executive officers of the Company during the period of his employment.

      The Agreement provides that in the event Mr. Pettine's employment is terminated by the Company for any reason, other than for cause or death, prior to December 31, 2004, or if Mr. Pettine terminates his employment because his authority, duties or responsibilities are altered so as to be inconsistent with his background, training and experience or because of a breach by the Company which is not cured after notice, he will be entitled to receive, in lieu of any other damages, his base salary and bonus and medical and life insurance benefits at the cost of the Company through December 31, 2004, and supplemental executive retirement benefits equivalent to that which he would have received had his employment continued through December 31, 2004. In return for these additional SERP benefits, Mr. Pettine is obligated to sign a general release in favor of the Company.

      Mr. Bauer. The Company and Mr. Bauer entered into an Employment Agreement effective July 1, 1988 which provides that he will receive annually for two years a minimum of $170,000 plus bonus upon termination by the Company without two years' prior notice, other than for cause or upon death or retirement; termination by Mr. Bauer because his authority, responsibilities or duties are changed so as to be inconsistent with his background, training and expertise; or termination by Mr. Bauer because of a continuing failure by the Company to perform pursuant to his Employment Agreement. These payments would be in addition to any other damages which Mr. Bauer may suffer as a result of such termination, subject to Mr. Bauer's obligation to mitigate damages.

      Mr. Watts. The Company and Mr. Watts have entered into a Personal Leave Agreement dated as of December 28, 2002. Under this Agreement, Mr. Watts resigned from the Board of Directors and went on personal leave status. Mr. Watts will continue to be paid at the rate of $700,000 per year through April 30, 2004. During the leave period, Mr. Watts will continue to receive medical and life insurance benefits and will continue to have the use of a leased vehicle. He will not be entitled to receive any cash bonuses or additional stock options or stock-based compensation awards, and the prior award of 50,000 shares of restricted stock under the Company's Restricted Stock Incentive Plan was canceled as of December 28, 2002.

      Mr. Watts will continue to have the benefits under his Supplemental Executive Retirement Plan Agreement as described under the heading Pension Plan above (see p.18). Under the Personal Leave Agreement, if Mr. Watts signs a release in favor of the Company, he will be credited with additional years of service under his SERP Agreement through April 30, 2004, and his base compensation for purposes of calculating his retirement benefits under the SERP Agreement will include the compensation paid under the Personal Leave Agreement.

      Mr. Nagle. Mr. Nagle's employment with the Company terminated on December 28, 2002. The Company and Mr. Nagle had entered into an Employment Agreement dated as of July 1, 1988, as amended June 21, 1991, pursuant to which Mr. Nagle was entitled to three years notice prior to termination of his Employment Agreement. The Company elected to terminate Mr. Nagle's employment without complying with this notice provision. Therefore, the Company may be obligated to Mr. Nagle for his annual base salary ($181,000) and bonuses for a period of up to three years, ending December 28, 2005. Mr. Nagle claims he is entitled to other damages, such as the use of a car and other benefits, as a result of the Company's termination of his employment. The Company believes that Mr. Nagle is obligated to seek other employment in order to mitigate any damages arising out of the termination of his Employment Agreement.

      Mr. Kyle. Mr. Kyle's employment with the Company terminated on December 28, 2002. The Company and Mr. Kyle have entered into a Severance Agreement effective as of December 28, 2002, pursuant to which Mr. Kyle will be entitled to receive his annual base salary ($173,000) through December 27, 2003 and will be covered under the Company's medical insurance program for employees through December 27, 2003 on substantially the same basis as if his employment with the Company continued. Mr. Kyle also received an additional $10,000 toward the cost of outplacement services. Mr. Kyle has provided a release in favor of the Company in connection with the Severance Agreement.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

      The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business of the Company so as to maximize profits and shareholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a cash bonus which may be awarded under the Company's Management Incentive Plan, awards of Company Common Stock or stock options under the Company's 1994 Long Term Incentive Plan or 1997 Long Term Incentive Plan, and awards of restricted stock under the Restricted Stock Incentive Plan. The Company's Compensation Committee (the "Committee") (see p. 8) annually considers and makes recommendations to the Board of Directors as to executive compensation, including changes in base salary and bonuses, taking into consideration awards made by the Company's Long Term Incentive Plan Committee.

      Consistent with this purpose, it is the policy of the Committee, in recommending the aggregate annual compensation of executive officers of the Company, to consider the overall performance of the Company, the performance of the functional area of the Company (e.g. route operations, national sales, manufacturing) for which the executive has responsibility, and the individual contribution and performance of the executive. The performance of the Company and of the function for which the executive has responsibility are significant factors in determining aggregate compensation although they are not necessarily determinative. While shareholders' total return (see p. 22) is important and is considered by the Committee, it is subject to the vagaries of the public market place and the Company's compensation program focuses on the Company's strategic plans, corporate performance measures, and specific corporate goals which should lead to a favorable stock price. The corporate performance measures which the Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years, with budgets, and with the Company's competitors and peer group.

      The Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers both corporate and personal performance criteria, competitive compensation levels, the economic environment and changes in the cost of living as well as the recommendation of management. Adjustments to executive compensation are frequently most appropriately made through the award of bonus payments under the Company's Management Incentive Plan rather than through significant adjustments to the executive's base salary. The Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

      Under the Company's Management Incentive Plan, cash bonuses are paid upon the attainment of specified financial performance objectives. The Company reported a loss of $.54 per diluted share for fiscal 2002, including after-tax restructure charges of $.46 per diluted share relating to the closure of thrift outlets and arrangements with senior executives leaving the Company and certain manufacturing and administrative personnel whose positions were eliminated. After evaluating the Company's actual performance relative to the financial performance objectives for fiscal 2002, the Committee determined, after consultation with the President and Chief Executive Officer, that no cash bonuses for 2002 would be awarded to participants in the Plan.

      In December, 2000 the Committee reviewed, considered and recommended adoption of a restricted stock incentive plan proposed by management to provide incentives which reward executive officers and other executives and key employees of the Company when designated performance targets that benefit shareholders are achieved. Pursuant to the Tasty Baking Company Restricted Stock Incentive Plan, adopted and approved by the Committee, Board of Directors and shareholders, the Committee approved initial awards of the Company's Common Stock which would vest based upon the achievement of a compounded annualized increase in earnings per share of 10% for fiscal years 2001 through 2003 as compared with the publicly reported earnings per share for fiscal year 2000. The Committee and the Board determined that the Restricted Stock Incentive Plan was in the best interest of the Company and its shareholders in order to provide the executive officers and other executives of the Company with performance incentives that further align their interests with those of shareholders. Earnings per share have declined significantly in both 2001 and 2002, and as a result no provision has been made on the Company's books with respect to these awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICERS

      In 2002, the Board of Directors concluded that it was in the best interest of the Company to hire a new President and Chief Executive Officer in light of the expressed intention of Mr. Watts to retire in the first half of 2004. After due consideration, the Board elected Charles P. Pizzi to the offices of President and Chief Executive Officer effective October 7, 2002. Mr. Pizzi's annual base salary is $400,000. In addition, in order to encourage Mr. Pizzi to accept the position with the Company, the Long Term Incentive Plan Committee awarded Mr. Pizzi options to purchase 25,000 shares of Common Stock, and the Compensation Committee recommended a stock award of 4,000 shares of Common Stock which vested immediately upon commencement of Mr. Pizzi's employment. The Company also agreed to reimburse Mr. Pizzi on a full "gross-up" basis for the income tax cost of the stock award. These compensation arrangements for Mr. Pizzi are reflected in his Employment Agreement dated August 14, 2002. As a result, in part, of independent information that the Compensation Committee received regarding compensation for chief executive officers for companies of a size similar to the Company, the Committee concluded that the financial arrangements with Mr. Pizzi were fair and reasonable and in the best interest of the Company.

      In considering whether cash bonuses would be awarded to executives, the Committee noted that the Company's sales and net income had not met expectations for 2002. The Committee also considered the Company's results in relation to the general economic conditions in 2002 and industry-wide performance. As a result of the financial performance of the Company in 2002, the Committee awarded no bonuses under the Management Incentive Plan for 2002 to the chief executive officers. However, the Committee recognized that Mr. Pizzi did not join the Company until the fourth quarter and his efforts could have had little impact on financial performance in 2002. As a result, the Long Term Incentive Plan Committee awarded options to purchase 50,000 shares of Common Stock to Mr. Pizzi on December 20, 2002, in recognition of his energy and efforts in addressing various business problems facing the Company and in recruiting a new, experienced and highly-motivated management team.

      Carl S. Watts served as Chairman, Chief Executive Officer and President until October 7, 2002, and served as Chairman through December 28, 2002 at which time he retired from the Board of Directors. Mr. Watts joined the Company in 1967, became President in 1991, Chief Executive Officer in 1992, and Chairman of the Board in 1998. At the commencement of 2002, Mr. Watts' base salary was established at $420,000 and he was employed pursuant to an Employment Agreement dated as of July 1, 1988. Under the Employment Agreement, Mr. Watts was entitled to receive three (3) years notice prior to termination, and consequently his base salary, bonus and other perquisites while he worked during such three year period. In order to facilitate the immediate hiring of a new President and Chief Executive Officer, the Company and Mr. Watts negotiated an Amended and Restated Employment Agreement dated as of August 19, 2002, which provided for fixed annual compensation, without a bonus, stock options or other stock-based compensation, of $700,000 commencing January 1, 2002 through April 30, 2004. In establishing this level of compensation, the Committee considered, among other factors, the Company's obligations under the original Employment Agreement with Mr. Watts and the operating performance of the Company through June 29, 2002, as it anticipated at the time it approved the terms of the new agreement with Mr. Watts. After due consideration, the Committee concluded that the financial and other arrangements with Mr. Watts were reasonable and in the best interest of the Company.

      The Committee's recommendations as to both Mr. Pizzi and Mr. Watts were made to the Board of Directors and, after due consideration, were approved as presented.


                                        The Compensation Committee

                                        Judith M. von Seldeneck, Chairperson
                                        G. Fred DiBona, Jr.
                                        Ronald J. Kozich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board is composed entirely of outside directors (within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended) and non-employee directors (under SEC Rule 16b-3). The members of the Compensation Committee are the individuals named as signatories to the report immediately preceding this paragraph. None of the members of the Committee are former officers or employees of the Company. Mr. Pizzi is a member of the Board of Directors of Independence Blue Cross of which Mr. DiBona is Chief Executive Officer. Until March 20, 2003, Mr. Pizzi served on the Human Resources Committee of the Board of Directors of Independence Blue Cross, which committee had responsibility for executive compensation. Independence Blue Cross is the principal provider of health insurance to the Company's employees.

                                PERFORMANCE GRAPH

      The following line graph compares the five year cumulative total shareholder return on the Company's Common Stock with (i) the Russell 2000 and
(ii) the Company's peer group consisting of Golden Enterprises, Inc., Interstate Bakeries Corp., Lance, Inc. and J&J Snack Foods Corp. The returns of each peer group company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.


[Performance Graph]


              AS OF        TASTY     PEER      RUSSELL
                                     GROUP       2000
            ----------     -----     -----     -------
            12/31/1997       100       100         100
            12/31/1998        81        78          97
            12/31/1999        47        53         118
            12/31/2000        81        51         115
            12/31/2001       105        82         117
            12/31/2002        54        69          93

      Assumes $100 invested on December 31, 1997 in Tasty Baking Company Common Stock, the Russell 2000 Index and the peer group common stock. Total shareholder returns assume reinvestment of dividends. The stock price performance illustrated in the graph is not necessarily indicative of future price performance.

                      ADOPTION OF THE TASTY BAKING COMPANY
                 2003 LONG TERM INCENTIVE PLAN - PROPOSAL NO. 2

      Effective March 27, 2003, the Board of Directors adopted (subject to shareholder approval) the Tasty Baking Company 2003 Long Term Incentive Plan (the "Plan"), a copy of which is attached to this Proxy Statement as Appendix B. The Plan authorizes the Compensation Committee to grant equity-based and other performance-based awards to employees of the Company and members of the Board of Directors. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders. The Plan is designed to give the Compensation Committee flexibility in structuring awards that will achieve these objectives. Due to the nature of the Plan, the benefits to be received by or allocated to the named executive officers or to the Directors, either individually or as a group, cannot be determined.

      The following is a summary of the key provisions of the Plan.

      1. NUMBER OF SHARES. The aggregate number of shares reserved and available for grant under the Plan is 400,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.

      2. ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board (the "Committee"). The members of the Committee must be comprised of directors who satisfy the requirements of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and the requirements of "outside directors" within the meaning of the regulations under
Section 162(m) of the Internal Revenue Code of 1986, as amended. At present the Committee consists of Judith M. von Seldeneck, Chairperson, G. Fred DiBona, Jr., and Ronald J. Kozich.

      3. ELIGIBILITY. The Board intends the Plan to be a broad-based incentive compensation program. Accordingly, all members of the Board, employees, officers and executives of the Company are eligible to become participants in the Plan, as determined by the Committee from time to time. Management contemplates that as many as 150 employees, officers, executives and Directors of the Company may participate in the Plan. It is possible that one or more officers of the Company may receive awards under the Plan which in the aggregate exceed one percent (1%) of the Company's issued and outstanding Common Stock.

      4. TERM OF PLAN. If approved by the shareholders, the Plan will be effective as of March 27, 2003 and will terminate on March 26, 2013. The Board reserves the right to terminate the Plan prior to such date without prejudice to the holders of any awards then outstanding.

      5. PLAN AWARDS. The Plan authorizes the Committee to grant a variety of incentive awards to participants, as described below. Each award shall be evidenced by a written award agreement, which shall specify the terms and conditions of the award, as determined by the Committee in its discretion, subject to the limitations set forth in the Plan.

      a. Stock Options. The Committee may award options to purchase a specified number of shares of Common Stock. The exercise price of an option must be no less than the fair market value of the underlying shares on the date the option is awarded. The maximum number of shares of Common Stock with respect to which stock options and stock appreciation rights (as described below) may be granted to any single participant during any one fiscal year of the Company is 100,000. Tax-qualified incentive stock options ("ISOs") may be awarded to participants who are employees of the Company. Non-qualified stock options ("NQOs") may be awarded to participants who are employees of the Company and also to members of the Board. As of March 25, 2003, the market value of the Common Stock was $8.40 per share.

      b. Stock Appreciation Rights. A stock appreciation right ("SAR") gives the participant the right to receive, at the time it is exercised by the participant, the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the fair market value of the shares at the time of the award. Upon exercise, the appreciation in the value of the shares will be paid to the participant in cash, in the form of shares of Common Stock, or a combination thereof.

      c. Stock Awards. The Committee may award shares of Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Committee are not met ("Restricted Stock"). Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Committee are met ("Unrestricted Stock"). The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous employment or Board service with the Company, or satisfaction of specified performance goals, or a combination thereof.

      d. Performance Shares. The Committee may grant an award that will entitle the holder to receive a specified number of shares of Common Stock, or cash in lieu of shares, or a combination thereof, if certain performance goals are met ("Performance Shares"). These goals may include, for example, the price of the Common Stock as reported on the New York Stock Exchange reaching one or more targeted levels, or the Company's earnings on a per-share basis reaching one or more targeted levels.

      The Committee may allow participants who become entitled to receive cash or unrestricted shares of Common Stock pursuant to awards under the Plan to elect to defer receipt of the cash or shares, as the case may be, until a later date. In addition, the Committee may implement a deferred compensation program for members of the Board of Directors, whereby they can elect to receive a deferred award of shares of Common Stock in lieu of current cash compensation.

      6. INTERPRETATION. The Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the Plan, and to interpret the Plan and any and all guidelines, rules and regulations so adopted. The determinations by the Committee will be conclusive and binding on all Plan participants and their beneficiaries.

      7. AMENDMENTS. The Board may, from time to time, in its discretion, amend or supplement any provision of the Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation or to increase the number of shares of Common Stock with respect to which awards may be granted under the Plan unless approved by the shareholders of the Company, and no amendment shall adversely affect the rights of participants under the Plan with respect to outstanding awards.

      8. ANTI-DILUTION. The number of shares with respect to which awards may be granted under the Plan, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting the Company.

      9. CHANGE OF CONTROL. In the event of a change of control of the Company, the Committee, in its discretion, may accelerate the vesting of all or less than all outstanding awards.

TERMINATION OF EXISTING STOCK COMPENSATION PLANS

      In connection with the approval of the Plan by the Board of Directors, the Board also terminated the 2000 Restricted Stock Incentive Plan and the Management Stock Purchase Plan effective upon shareholder approval of this Plan. This termination will not affect any outstanding awards under those plans, but will preclude the grant of any new awards. Under the 2000 Restricted Stock Incentive Plan 179,500 shares would be available for award if the plan were not terminated. The Company anticipates that the outstanding awards of 20,500 shares under that plan will be cancelled at the end of the current fiscal year insofar as the applicable performance target will not be achieved.

FEDERAL TAX CONSEQUENCES OF PLAN

      The following is a summary of the principal federal tax consequences of the Plan under the Internal Revenue Code of 1986, as amended ("Code"), based on laws and regulations in effect on the date of this proxy statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the Plan.

      A participant does not realize taxable income upon the award of a stock option. If the option qualifies as an ISO, the participant does not realize taxable income upon exercise of the option (except for purposes of the alternative minimum tax). The maximum value of shares of Common Stock (measured at the time of the award) subject to ISOs granted to any participant which can become exercisable in any calendar year is $100,000. Provided the participant holds the Common Stock for at least one year and until the end of the two-year period from the date the option was awarded, the gain or loss upon the sale of the Common Stock will be treated as capital gain or loss. If the participant sells the stock before satisfying both of these holding period requirements, this is known as a "disqualifying disposition." In the event of a disqualifying disposition, the lesser of (1) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, or (2) the excess (if any) of the fair market value of the Common Stock at the time of sale over the exercise price will be taxable to the participant as ordinary income. The Company will not be entitled to any tax deduction in connection with an ISO, except that the Company will be entitled to a deduction equal to the amount that is taxable to the participant as ordinary income as a result of a disqualifying disposition.

      If a stock option is an NQO, the participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and the Company will be entitled to a tax deduction for the same amount.

      A participant does not realize taxable income upon the award of an SAR. The participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the underlying Common Stock at the time of exercise over the fair market value of the Common Stock at the time of the award, and the Company will be entitled to a tax deduction for the same amount.

      In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse. However, a participant may make an election under Section 83(b) of the Code ("83(b) Election") to be taxed on the value of the Restricted Stock at the time of the award. If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse. A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock. A copy of that statement also must be given to the Company, and another copy must be attached to the participant's income tax return for the year of the award.

      A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.

      The Company will be entitled to a tax deduction attributable to Restricted Stock or Unrestricted Stock equal to the amount taxable to the participant, and at the time it is taxable to the participant, subject to special rules under
Section 162(m) of the Code which may limit the deductibility of compensation attributable to such awards which are granted to the Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer) whose compensation must be reported in the Company's proxy statement.

      A participant will not realize taxable income upon the award of Performance Shares. The value of the Performance Shares will be taxable to the participant as ordinary compensation income if and when the conditions for vesting specified in the award are satisfied, and will be deductible by the Company for tax purposes at that time (subject to the Section 162(m) rules).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following table sets forth information about the Company's equity compensation plans as of December 28, 2002, including the Management Stock Purchase Plan, 1991 Long Term Incentive Plan, 1993 Replacement Option Plan (P & J Spin-Off), 1994 Long Term Incentive Plan, 1997 Long Term Incentive Plan and Restricted Stock Incentive Plan. This table does not include the proposed 2003 Long Term Incentive Plan.


                                                                              (C)
                                                                          NUMBER OF
                                                                          SECURITIES
                                                                          REMAINING
                                                                          AVAILABLE FOR
                                                                          FUTURE
                                           (A)              (B)           ISSUANCE
                                       NUMBER OF         WEIGHTED-        UNDER
                                       SECURITIES TO     AVERAGED         EQUITY
                                       BE ISSUED UPON    EXERCISE         COMPENSATION
                                       EXERCISE OF       PRICE OF         PLANS
                                       OUTSTANDING       OUTSTANDING      (EXCLUDING
                                       OPTIONS,          OPTIONS,         SECURITIES
                                       WARRANTS AND      WARRANTS AND     REFLECTED IN
     PLAN CATEGORY                     RIGHTS            RIGHTS           COLUMN (A))
----------------------------------     --------------    ------------     -------------
Equity compensation plans
  approved by security holders                525,232          $12.22           313,844
Equity compensation plan not
  approved by security holders (1)             71,500           11.54                --

------------
(1) There was one award of 4,000 shares of the Company's Common Stock to Mr. Pizzi as an inducement to his commencing employment with the Company (see p. 20). The balance, 67,500 shares, represents options to purchase the Company's Common Stock granted to non-employee directors.

VOTE REQUIRED FOR APPROVAL

      The Plan is subject to approval by the affirmative vote of at least a majority of the votes cast at the annual meeting by all shareholders entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 2003 LONG TERM INCENTIVE PLAN.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements, reporting process and internal controls. The Company's independent certified public accountants are responsible for auditing the financial statements in accordance with generally accepted auditing standards and issuing an opinion as to whether the Company's financial statements are, in all material respects, presented fairly in conformity with generally accepted accounting principles. The Committee monitors the quality and objectivity of the Company's financial statements and independent audit process, informs the Board of Directors with respect to the Company's accounting policies and internal controls and selects the Company's independent certified public accountants. In addition, the Committee reviews with management and the Company's independent certified public accountants the interim financial statements to be included in the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and those matters required by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committees", and SAS No. 90, "Audit Committee Communications".

      The Committee operates pursuant to a written charter that was adopted by the Board of Directors in April, 2000 and amended by the Board of Directors in March, 2003 (the "Charter"). A copy of the amended Charter is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that all members of the Committee are "independent" and "financially literate," and at least one member of the Committee has accounting or financial expertise as the Board of Directors has interpreted such qualifications in its business judgment, all as required by the applicable New York Stock Exchange listing standards. The Committee intends to recommend further revisions to its Charter as and when the NYSE listing standards are changed.

      Promptly after enactment of the Sarbanes-Oxley Act of 2002, the Committee implemented procedures for pre-approval of all engagements of the Company's Independent Auditors for both audit and non-audit engagements. The pre-approval process also applies to the fees and other terms of each engagement. The procedure requires that prior to engaging the Independent Auditor for any services, management must first inform the Chairman of the Audit Committee of the nature and terms of the proposed engagement. The Chairman will discuss the matter with management and, if desirable, with the Independent Auditor, prior to making any determination to approve or reject any such engagement. The Chairman reports any approvals he has given at the next meeting of the Audit Committee for approval by the full Committee. Since the enactment of the Sarbanes-Oxley Act, there were two new engagements of the Independent Auditors (due diligence review and profitability analysis) during fiscal 2002, both of which were pre-approved by the Chairman of the Audit Committee and subsequently approved by the full Committee.

      In fulfilling its responsibilities, the Committee has reviewed and discussed with the Company's independent certified public accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers" or the "Independent Auditors"), and management the Company's audited consolidated financial statements for the fiscal year ended December 28, 2002. The Committee has also discussed with the Independent Auditors such matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has received written disclosures and a letter from the Independent Auditors as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as currently in effect, and has discussed with the Independent Auditors their independence and the matters required to be discussed under SAS No. 61, as amended. The Committee has also considered whether the fees paid for services other than the consolidated financial statement audit and review services provided by the Independent Auditors are compatible with the independence of the Independent Auditors.

      Based upon the Committee's review and discussion of the foregoing information in accordance with the provisions of its Charter, the Committee recommended to the Board of Directors that the consolidated financial statements of the Company for the fiscal year ended December 28, 2002 as audited by PricewaterhouseCoopers, be included in the Company's Annual Report on Form 10-K for fiscal year 2002 to be filed with the Securities and Exchange Commission. The Committee further engaged PricewaterhouseCoopers as the Company's independent certified public accountants for fiscal year 2003.

      The Committee's recommendations were made to the Board of Directors and, after due consideration, were approved as presented.


                                    The Audit Committee

                                    Ronald J. Kozich, Chairman
                                    Fred C. Aldridge, Jr.
                                    Philip J. Baur, Jr.


FEES PAID TO INDEPENDENT AUDITORS

      During the fiscal years ended December 28, 2002 and December 29, 2001, professional services were performed for the Company by PricewaterhouseCoopers LLP. These fees were comprised of the elements described below.

      AUDIT FEES. The aggregate fees billed, or to be billed, for the audit of the Company's consolidated financial statements for the fiscal years ended December 28, 2002 and December 29, 2001 were $334,000 and $240,900, respectively.

      AUDIT-RELATED FEES. The aggregate fees billed, or to be billed, for audit-related services during fiscal 2002 and fiscal 2001 amounted to $69,505 and $28,000, respectively. These services consisted principally of audits of the financial statements for certain employee benefit plans in both fiscal years and for a due diligence review for a potential acquisition in 2002.

      TAX FEES. PricewaterhouseCoopers did not perform any tax services for the Company in either fiscal 2002 or 2001.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PricewaterhouseCoopers did not perform any professional services related to financial information systems design and implementation for the Company in fiscal 2002 or 2001.

      ALL OTHER FEES. The aggregate fees billed, or to be billed, for all other services performed by PricewaterhouseCoopers were $56,400 in fiscal 2002 principally for assistance in connection with a profitability analysis. There were no fees billed for other services in fiscal 2001.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS - PROPOSAL NO. 3

      Shareholders will be asked to approve the selection by the Company of PricewaterhouseCoopers LLP as independent certified public accountants for the fiscal year ending December 27, 2003. PricewaterhouseCoopers LLP is the Company's present independent certified public accountant. Representatives of the firm will be present at the meeting, will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders concerning the accounts of the Company.

      Although the submission to shareholders of the appointment of PricewaterhouseCoopers LLP is not required by law or the Company's By-Laws, the Board is submitting this question to shareholders. In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
PRICEWATERHOUSECOOPERS LLP.

                                 OTHER BUSINESS

      The Board of Directors does not know of any other business to come before the meeting. However, if any additional matters are presented at the meeting, it is the intention of persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on those matters.

                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Shareholders of the Company are entitled to submit proposals on matters appropriate for shareholder action and consistent with the regulations of the Securities and Exchange Commission and the Company's By-Laws. All shareholder proposals to be considered for inclusion in the Company's proxy statement for the 2004 Annual Meeting must be received by the Company on or before December 2, 2003 pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 14a-4 of the Exchange Act, if a shareholder notifies the Company after February 16, 2004 of an intent to present a proposal at the 2004 Annual Meeting, the proxy holders may exercise discretionary voting authority if and when the proposal is raised at the annual meeting without including any reference to the proposal in the proxy statement.

      The above summary sets forth the only procedures by which proposals may be properly brought before and voted upon at the Company's Annual Meeting and is subject to the Company's By-Laws. All shareholder proposals and notices should be directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

                      ANNUAL REPORT ON FORM 10-K FILED WITH
                       SECURITIES AND EXCHANGE COMMISSION

      A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 28, 2002 may be obtained, without charge, by any shareholder, upon written request directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Ronald O. Whitford, Jr.
                                    Secretary

                                   APPENDIX A

                              TASTY BAKING COMPANY
                             AUDIT COMMITTEE CHARTER

1. Committee Composition. The Audit Committee shall be composed of not less than three Independent (as defined and described in Attachment A hereto) Directors selected by the Board of Directors, one of whom shall be designated as Chairperson. The members of the Committee shall satisfy the Membership Qualifications set forth in Attachment A. Each member of the Committee shall serve for one year or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board of Directors may determine from time to time.

2. Purposes. The purposes of the Audit Committee are to assist the Board in its oversight of the integrity of the Company's financial statements, including:

      (a) The Company's accounting and financial reporting policies and practices and its internal controls;

      (b) The independent auditors' review and audits of the Company's quarterly and annual financial statements;

      (c) The quality and objectivity of the Company's financial statements and the independent audit thereof.

      The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal controls, and the independent auditor's responsibility to plan and carry out a proper audit.

3. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties, responsibilities and authority:

      (a) To retain and replace the Company's independent auditors engaged for the purpose of preparing and issuing an audit report and related work with respect to the Company's financial statements. The independent auditors shall report directly to the Committee. The Committee shall approve, in advance, all audit and non-audit engagements, performed by the independent auditors, including the related fees and terms of such engagements. The Committee may delegate to one or more members the authority to grant preapprovals or to take other action on behalf of the Committee, provided that decisions of any such member or subcommittee to grant preapprovals or take such other action shall be presented to the Committee for approval at its next scheduled meeting;

      (b) To meet with the Company's independent auditors, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and quarterly reviews and any special audits;
            (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors; (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Directors and shareholders;

      (c) To review as a Committee with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission ("SEC"), and the matters required to be discussed by SAS Nos. 61 and 90, as may be amended, and to recommend to the Board of Directors that such financial statements be so included and filed;

      (d) To review as a Committee with management and the independent auditors the Company's interim financial statements to be included in the Company's Forms 10-Q to be filed with the SEC and the matters required to be discussed by SAS Nos. 61 and 90, as may be amended;

      (e) To consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent auditors;

      (f) To review as a Committee prior to issuance (i) the Company's release of quarterly or annual financial results or warnings with respect to such anticipated results, and (ii) the disclosures in the Company's annual proxy statement, including the Report of the Audit Committee and the Board of Directors' recommendation to ratify the appointment of the independent auditors;

      (g) To review as a Committee any and all reports from the independent auditors regarding (i) critical accounting policies and practices used by the Company, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (iii) the risks of using any such alternative treatments or disclosures, and (iv) material written communications between management and the independent auditor, including internal control observations and recommendations;

      (h) To engage independent counsel and other advisers as the Committee determines appropriate to carry out its duties, without the consent of management or the Board of Directors;

      (i) To review any disclosures made by the chief executive and chief financial officers of the Company in their certification process for the Company's periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls;

      (j) To establish, within the time periods specified by applicable law and/or stock exchange listing standards, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

      (k) To review not less often than annually the independence of the independent auditors, which review shall include at least the following items: (i) receiving an annual statement from the independent auditors confirming their independence, (ii) confirming the appropriate rotation of the audit partners, and (iii) reviewing the hiring by the Company of employees or former employees of the independent auditors; and

      (l) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

4. Resources. The Company shall provide to the Committee appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and any advisors employed by the Committee.

5. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

6. Statement of Policy. While the Committee shall have the responsibilities, duties and powers set forth in this Charter, it shall not be the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with GAAP and applicable rules and regulations. This is the responsibility of the independent auditors and management.

                                  ATTACHMENT A
                                       TO
                             AUDIT COMMITTEE CHARTER
                                       OF
                              TASTY BAKING COMPANY

1. Independent Defined. To qualify as "Independent" for these purposes, Directors (i) may have no relationship with the Company that may interfere with the exercise of their independence from management and the Company as affirmatively determined by the Company's Board of Directors in its business judgment, (ii) may not accept any consulting, advisory or other compensatory fees from the Company, and (iii) shall otherwise satisfy the independence requirements in effect from time to time under applicable New York Stock Exchange listing standards and under applicable federal securities laws for Audit Committee members.

2. Membership Qualifications. In addition to the definition of Independent provided in paragraph 1 above, the following qualifications shall apply to the Audit Committee:

      (a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

      (b) Audit Committee Financial Expert. The Company shall use all reasonable efforts to assure that, after December 31, 2003, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined in SEC Regulation S-K, item 401.

      (c) Employees. A Director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until five years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Company, the Director may serve on the Audit Committee after five years following the termination of the relationship between the Company and the former parent or predecessor of the Company.

      (d) Business Relationship. A Director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company or (ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the Audit Committee only if the Company's Board of Directors determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the Director and, if applicable, to the organization with which the Director is affiliated.

            "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Company, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the Company and the organization with which the Director is affiliated, (2) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director and the Company.

      (e) Cross Compensation Committee Link. A Director who is employed as an executive of a corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

      (f) Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates may not serve on the Audit Committee until five years following the termination of such employment relationship.

      (g) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(c) and 2(f) hereof, one Director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or its affiliates, but is not considered independent pursuant to these provisions due to the five-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Company's Board of Directors determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

3.    Definitions.

      (a) "Immediate Family" includes a person's spouse, parents, children, siblings, fathers and mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

      (b) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

      (c) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Company should provide the New York Stock Exchange written affirmation in the form attached hereto and marked as Exhibit A regarding:

      (a) Any determination that the Company's Board of Directors has made regarding the independence of Directors pursuant to any of the subparagraphs above;

      (b)   The financial literacy of the Audit Committee members;

      (c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and

      (d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                   APPENDIX B

                              TASTY BAKING COMPANY
                          2003 LONG TERM INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

      1.1 GENERAL. The purpose of the Tasty Baking Company 2003 Long Term Incentive Plan (the "Plan") is to promote the success and enhance the value of Tasty Baking Company (the "Company") by linking the personal interests of the members of the Board and its employees, officers and executives to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. For purposes of this Plan, "Company" shall be deemed to include subsidiaries of Tasty Baking Company, unless the context requires otherwise.

                                    ARTICLE 2
                             EFFECTIVE DATE AND TERM

      2.1 EFFECTIVE DATE. The Plan is effective as of the date the Plan is approved by the Board (the "Effective Date"). Within 12 months of the Effective Date, the Plan must be approved by the Company's shareholders. Any awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before the Plan is approved by the shareholders as provided above. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

      2.2 TERM. Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

                                    ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

      3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Performance Share Award or Performance-Based Award granted to a Participant under the Plan.

      (b) "Award Agreement" means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Cause" means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the Participant (i) fails to substantially perform his duties (other than as a result of Disability), after the Board or the executive to whom the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties; (ii) engages in dishonesty, willful misconduct or gross negligence that is materially injurious to the Company;
(iii) breaches his duty of loyalty to the Company; (iv) has removed without authorization from the premises of the Company a document (of any media or form) relating to the Company or the customers of the Company; or (v) has committed a felony or a serious crime involving moral turpitude. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity. If, subsequent to a Participant's termination of employment or services, it is discovered that such Participant's employment or services could have been terminated for Cause, the Participant's employment or services shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

      (e) "Change of Control" shall mean the occurrence of any of the following events: (i) any change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A or Item 1 of Form 8-K promulgated under the Exchange Act; (ii) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities then entitled to vote generally in the election of directors, excluding however acquisitions by the Company or any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Company, or by a corporation pursuant to a reorganization, merger, consolidation, division or issuance of securities if the conditions described in clauses (vi) (A) and (B) below are satisfied; (iii) individuals who constitute the Board as of the date hereof ("Incumbent Board"), cease for any reason to constitute at least a majority of the Board during any twenty-four
(24) month period; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; (iv) the Company shall meet the delisting criteria of the New York Stock Exchange (or any successor stock exchange or automated trading system on which the Stock is then traded); (v) the Board shall approve the sale of all or substantially all of the assets of the Company or recommend the adoption of a plan of complete liquidation or dissolution of the Company; or (vi) upon approval by the shareholders of the Company of a reorganization, merger, consolidation, division, or issuance of securities, in each case unless following such transaction (A) not less than sixty percent (60%) of the outstanding equity securities of the corporation resulting from or surviving such transaction and of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the holders of the Stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction, and (B) at least a majority of the members of the board of directors of the resulting or surviving corporation were members of the Incumbent Board.

      (f) "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

      (g) "Committee" means the committee of the Board described in Article 4.

      (h) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

      (i) "Disability" shall mean, with respect to a Participant, any medically determinable physical or mental impairment that causes the Participant to be unable to engage in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

      (k) "Fair Market Value" means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the fair market value of Stock as of any date shall be the closing price for the Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed, or the NASDAQ national market, if applicable) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

      (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

      (n) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

      (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      (p) "Participant" means a person who, as a member of the Board, an employee, officer, or executive of the Company, has been granted an Award under the Plan.

      (q) "Performance-Based Awards" means the Performance Share Awards and Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

      (r) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      (s) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      (t) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

      (u) "Performance Share" means a right granted to a Participant under
Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

      (v) "Plan" means the Tasty Baking Company 2003 Long Term Incentive Plan, as amended.

      (w) "Restricted Stock Award" means Stock granted to a Participant under
Article 10 that is subject to certain restrictions and to risk of forfeiture.

      (x) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

      (y) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

      (z) "Stock Award" means a Restricted Stock Award or an Unrestricted Stock Award.

      (aa)"Unrestricted Stock Award" means Stock granted to a Participant under
Article 10 that is not subject to restrictions or a risk of forfeiture.

                                    ARTICLE 4
                                 ADMINISTRATION

      4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Company will pay all reasonable expenses of the Committee.

      4.2 AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

      (a) Designate Participants to receive Awards;

      (b) Determine the type or types of Awards to be granted to each Participant;

      (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

      (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      (e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan.

      (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

      (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (h) Decide all other matters that must be determined in connection with an Award;

      (i) Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan; and

      (j) Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

      (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

      (l) Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

      4.3 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

      5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 400,000.

      5.2 LAPSED AWARDS. To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

      5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during the Company's fiscal year shall be one hundred thousand (100,000).

                                    ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

      6.1 ELIGIBILITY. Persons eligible to participate in this Plan include all members of the Board, employees, officers, and executives of the Company, as determined by the Committee.

      6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

                                    ARTICLE 7
                                  STOCK OPTIONS

      7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant Options (other than Options that are intended to be Incentive Stock Options or Options that are intended to qualify as performance-based compensation under Code Section 162(m)) with an exercise price of less than Fair Market Value on the date of grant.

      (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant's employment or services are terminated for Cause.

      (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of

Stock shall be delivered or deemed to be delivered to Participants.

      (d) EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

      (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

      (b) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

      (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances.

            (1) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

            (2) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant's death or Disability, unless otherwise provided in the Award Agreement.

            (3) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's termination of employment on account of Disability or death.

      (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by
Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

      (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

      (f) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

      8.1 GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

      (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

            (1) The Fair Market Value of a share of Stock on the date of exercise; over

            (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

      (b) OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                               PERFORMANCE SHARES

      9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All such Awards shall be evidenced by an Award Agreement.

      9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

      9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                                  STOCK AWARDS

      10.1 GRANT OF STOCK. The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

      10.2 ISSUANCE AND RESTRICTIONS. An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee. Restricted Stock Awards shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the Stock subject thereto or the right to receive dividends on the Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

      10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

      10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 11
                            PERFORMANCE-BASED AWARDS

      11.1 PURPOSE. The purpose of this Article 11 is to provide the Committee the ability to qualify the Performance Share Awards under Article 9 and the Stock Awards under Article 10 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

      11.2 APPLICABILITY. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      11.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof.

      11.4 PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

      11.5 SHAREHOLDER APPROVAL. The Board shall disclose to the shareholders of the Company the material terms of any Performance - Based Award, and shall seek approval of the shareholders of the Performance - Based Award before any cash or Stock is paid or transferred to a Participant, or before any restrictions with respect to same lapse, pursuant to such Award. The Committee shall certify that the Performance Goals with respect to any Performance - Based Award have been achieved before any cash or Stock is paid or transferred to a Participant, or before any restrictions with respect to same lapse. Such disclosure, approval and certification shall be effected in accordance with the requirements of
Section 162(m)(4)(C) of the Code.

                                   ARTICLE 12
                         PROVISIONS APPLICABLE TO AWARDS

      12.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      12.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

      12.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

      12.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award, payments or transfers to be made by the Company on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

      12.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

      12.6 BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      12.7 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

      12.8 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, or in anticipation thereof, the Board, in its discretion, may cause any or all outstanding Options, Stock Appreciation Rights and other Awards to become fully exercisable and all restrictions on outstanding Awards to lapse. To the extent that such action causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, a change in control, the Board may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Board, in its sole and absolute discretion, shall determine.

      12.9 DEFERRAL ELECTIONS. The Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award and may permit a Participant who is a member of the Board to elect to receive a deferred Unrestricted Stock Award in lieu of current cash compensation for his or her services as a director. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including (a) crediting of reasonable interest on deferred amounts which will be settled in cash, (b) crediting of deferred amounts which will be settled by the transfer of shares of Stock in units representing an equivalent number of shares plus shares resulting from the deemed reinvestment of dividends paid on such shares in additional shares, and (c) the timing of distributions of deferred amounts.

                                   ARTICLE 13
                          CHANGES IN CAPITAL STRUCTURE

      13.1 GENERAL.

      (a) SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

      (b) OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

      (c) OUTSTANDING AWARDS - CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

      (d) OUTSTANDING AWARDS - CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

            (1) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise of such Award; or

            (2) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

      (e) OUTSTANDING AWARDS - OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 13, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

      (f) NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

                                   ARTICLE 14
                    AMENDMENT, MODIFICATION, AND TERMINATION

      14.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that no amendment shall be made to modify the requirements for eligibility for participation in the Plan, to increase the number of shares which may be subject to Awards under the Plan, or to continue the Plan beyond the time set forth in
Section 2.2, without the approval of the Company's shareholders; and further provided that no other amendment shall be made without shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

      14.2 AWARDS PREVIOUSLY GRANTED. Except as otherwise provided in the Plan, including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15
                               GENERAL PROVISIONS

      15.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

      15.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      15.3 WITHHOLDING. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. A Participant may elect to have the Company withhold from those Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company's applicable federal, state, local and foreign income and employment tax withholding obligations.

      15.4 NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

      15.5 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      15.6 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

      15.7 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      15.8 GOVERNING LAW. The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                          DIRECTIONS TO THE ACE CENTER
                            RIDGE PIKE AND MANOR ROAD
                            LAFAYETTE HILL, PA 19444
                                 (800) 523-3000

FROM PHILADELPHIA INTERNATIONAL AIRPORT. Exit the Airport onto I-95 South proceed about 3 miles to I-476 North (exit 7) toward Plymouth Meeting. Proceed on I-476 for 18 miles to Exit 18A for Conshohocken (former exit 7A). At the end of the ramp, turn right onto Ridge Pike. Proceed for 3.2 miles to the seventh
(7th) traffic light at Manor Road (PA Masonic Home on your left, ACE Center sign on corner). Turn right onto Manor Road and proceed 200 yards to entrance. Turn right into ACE Center and follow road to the top of the hill.

FROM THE SOUTH. Take I-95 North to I-476 North (exit #7) toward Plymouth Meeting. Follow directions above once on I-476.

FROM CENTER CITY PHILADELPHIA. Take I-76 West (Schuylkill Expressway) to I-476 North (exit 331B) toward Plymouth Meeting. Follow I-476 for 2.7 miles to Exit 18A for Conshohocken (former exit 7A). At end of ramp turn right on to Ridge Pike. Proceed for 3.2 miles to seventh (7th) traffic light at Manor Road. Turn right onto Manor Road and proceed 200 yards to entrance. Turn right into ACE Center and follow the road to the top of the hill.

FROM SOUTH NEW JERSEY. Take either Ben Franklin or Walt Whitman Bridge to I-76 West (the Schuylkill Expressway). Proceed to I-476 Plymouth Meeting (exit 331B) and follow directions above.

FROM NORRISTOWN EXIT NEW #333 (former exit #25) Pennsylvania Turnpike (I-276 & I-76). Bear right after exiting toll booth at Exit 333 (former exit 25). Proceed down ramp to Germantown Pike (East). Follow Germantown Pike about 1.8 miles, three traffic lights (you will pass Plymouth-Whitemarsh High School on the left). At the third (3rd) traffic light, turn right onto Joshua Road. At the first traffic light, turn left onto Ridge Pike. Follow Ridge Pike for 1.5 miles and turn right at third traffic light onto Manor Road. Proceed on Manor for 200 yards and turn right into ACE Center entrance. Follow road to the top of the hill to Conference Center.

FROM THE WEST. Take the Pennsylvania Turnpike (I-76) to Norristown Exit 333 (former exit 25). Follow directions above from exit.

FROM THE NORTH. Take the Northeast Extension (I-476) South to the East-West Turnpike (I-276). Follow Turnpike I-276 WEST approximately 0.5 mile to Norristown Exit 333 (former exit 25). Follow directions above from exit.

FROM NEW YORK / NORTH JERSEY. Take the New Jersey Turnpike South to Exit #6 for the Pennsylvania Turnpike (I-276). Follow I-276 West to Norristown Exit 333 (former exit 25). Follow directions above from exit.

                                      [Map]

PROOF #4

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              TASTY BAKING COMPANY

                                   MAY 2, 2003




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




              - Please detach and mail in the envelope provided. -




  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                            "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors

                                     CLASS 2 NOMINEES

[ ] FOR ALL NOMINEES                  ( ) Ronald J. Kozich

[ ] WITHHOLD AUTHORITY                ( ) James E. Ksansnak
    FOR ALL NOMINEES
                                      ( ) Charles P. Pizzi
[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)


                                                                                      FOR      AGAINST      ABSTAIN
2. Adoption of the Tasty Baking Company 2003 Long Term Incentive Plan.                [ ]       [ ]           [ ]

3. Approval of the selection of PricewaterhouseCoopers LLP as independent public      [ ]       [ ]           [ ]
   accountants for the fiscal year ending December 27, 2003.




In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF DIRECTORS ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that                  [ ]
changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder ________________________________________ Date: ________

Signature of Shareholder ________________________________________ Date: ________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF #2

                              TASTY BAKING COMPANY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 2, 2003 AT 11:00 A.M.

      The undersigned hereby constitutes and appoints Charles P. Pizzi and David
S. Marberger, or any one of them (with full power to act alone), with full power of substitution, to vote all of the common stock of Tasty Baking Company which the undersigned has the full power to vote at the Annual Meeting of Shareholders of Tasty Baking Company to be held at the ACE Center, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania, 19444, and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.


                        (CONTINUED ON THE REVERSE SIDE)